UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 20, 2001

MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)

DELAWARE	000-17994	59-2522153

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

925 South Federal Highway	33432
Suite 600	(Zip Code)
Boca Raton, FL
(Address of principal executive offices)

Registrant’s telephone number, including area code (561) 393-8900

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events
ITEM 7. Exhibits
SIGNATURES
Press Release

ITEM 5. Other Events

     Information called for by this item is set forth in Exhibit 99.2 filed herewith.

ITEM 7. Exhibits

     The following exhibit is filed with this report:

EXHIBIT NO.	DESCRIPTION

99.2	Press release dated November 20, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE INVESTMENT MANAGEMENT INC.

(Registrant)

/s/ KEITH J. CARLSON

Keith J. Carlson

Date:	November 20, 2001	President and Chief Executive Officer